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                             [COMERICA BANK LOGO]

                                                                   EXHIBIT 10.33

TELEX: 3774155 CMACAL                          LETTER OF CREDIT DIVISION
SWIFT: MNBDUS6S                                COMERICA BANK-CALIFORNIA
FAX  : (408) 556-5216                          INTERNATIONAL BANKING DEPARTMENT
                                               333 W. SANTA CLARA ST., 2ND FLOOR
                                               SAN JOSE, CA 95113

BENEFICIARY:                                      ISSUANCE DATE: OCTOBER 2, 1997
TEKNION, INC.
901 LINCOLN DRIVE WEST
MARLTON, NJ, 08053

WE HEREBY ISSUE FOR IRREVOCABLE STANDBY LETTER OF CREDIT NO. 541808 IN YOUR FAVOR, FOR ACCOUNT OF BUSINESS RESOURCE GROUP, 2150 NORTH FIRST STREET, SUITE 101, SAN JOSE, CA 95131 FOR A SUM NOT EXCEEDING USD 1,800,000.00 (ONE MILLION, EIGHT HUNDRED THOUSAND AND 00/100'S U.S. DOLLARS) AVAILABLE BY YOUR DRAFT AT SIGHT ON COMERICA BANK-CALIFORNIA WHEN ACCOMPANIED BY:

+ BENEFICIARY'S SIGNED STATEMENT READING PRECISELY AS FOLLOWS: "THE AMOUNT OF THIS DRAWING UNDER COMERICA BANK-CALIFORNIA'S L/C NO. 541808 REPRESENTS FUNDS DUE US AS BUSINESS RESOURCE GROUP IS IN DEFAULT UNDER THE TERMS OF OUR AGREEMENT AND INVOICES ARE PAST DUE AND REMAIN UNPAID".

PARTIAL DRAWINGS ARE ALLOWED.
ALL DOCUMENTS ARE TO BE FORWARDED TO US IN ONE COVER BY AIR COURIER AT BENEFICIARY'S EXPENSE. OUR ADDRESS IS 333 W. SANTA CLARA STREET, ATTN INTERNATIONAL BANKING 2ND FLOOR, SAN JOSE, CA 95113. DIRECT INQUIRIES TO SWIFT ADDRESS MNBDUS6S, TELEX 3774155 CMACAL.

ALL DRAFTS DRAWN UNDER THIS CREDIT MUST BE MARKED "DRAWN UNDER COMERICA BANK'S LETTER OF CREDIT NO. 541808".

THIS LETTER OF CREDIT IS SUBJECT TO AND GOVERNED BY THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS OF THE INTERNATIONAL CHAMBER OF COMMERCE, 1993 REVISION, PUBLICATION 500.

THIS ORIGINAL LETTER OF CREDIT AND ALL AMENDMENTS THERETO MUST BE SUBMITTED TO US TOGETHER WITH ANY DRAWINGS HEREUNDER FOR OUR ENDORSEMENT OF ANY PAYMENTS EFFECTED BY US AND/OR FOR CANCELLATION.

WE ENGAGE WITH YOU THAT EACH DRAFT UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS CREDIT WILL BE DULY HONORED ON DELIVERY OF THE DOCUMENTS AS SPECIFIED IF PRESENTED AT THIS OFFICE ON OR BEFORE FEBRUARY 26, 1998.

                                   YOURS VERY TRULY,

                                   [SIG]
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